MGI FUNDS™

SUPPLEMENT TO
THE CLASS S SHARES PROSPECTUS
DATED JULY 31, 2007, AS SUPPLEMENTED ON
JANUARY 31, 2008 AND APRIL 1, 2008
AND
THE CLASS Y SHARES PROSPECTUS
DATED JULY 31, 2007, AS SUPPLEMENTED ON
JANUARY 31, 2008, APRIL 1, 2008, AND JUNE 30, 2008

The date of this Supplement is July 1, 2008.

     The following changes are made in the prospectuses of the Class S Shares (the “Class S Prospectus”) and of the Class Y-1, Y-2, and Y-3 Shares (the “Class Y Prospectus”) of MGI Funds (the “Trust”):

     1. The information related to Mazama Capital Management, Inc. (“Mazama”) located on page 35 (continuing onto page 36) of the Class Y Prospectus, and located on page 34 (continuing onto page 35) of the Class S Prospectus, is deleted, and replaced with the following:

Goldman Sachs Asset Management, L.P. (“GSAM”), located at 32 Old Slip, 32nd Floor, New York, New York 10005, serves as a subadvisor to the Fund. Messrs. Steven M. Barry, Gregory H. Ekizian, CFA, and David G. Shell, CFA, are primarily responsible for the day-to-day management of GSAM’s allocated portion of the Fund’s portfolio. Mr. Barry is a Managing Director of GSAM and a Chief Investment Officer of GSAM’s growth investment team. Mr. Barry has been a portfolio manager with GSAM since 1999. Mr. Ekizian is a Managing Director of GSAM and a Chief Investment Officer of GSAM’s growth investment team. Mr. Ekizian has been a portfolio manager with GSAM since 1997. Mr. Shell is a Managing Director of GSAM and a Chief Investment Officer of GSAM’s growth investment team. Mr. Shell has been a portfolio manager with GSAM since 1997.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, GSAM seeks to identify high quality growth companies with intrinsic values that are attractive relative to the companies’ stock prices and whose stock prices are increasing over time. GSAM also looks for companies that, in GSAM’s view, have favorable long-term prospects and strong management. GSAM utilizes a bottom-up approach to portfolio construction and does not adhere to specific sector allocation restrictions. GSAM does, however, maintain percentage limits on individual holdings and industry groups. GSAM’s allocated portion of the Fund’s portfolio typically will hold between 90 and 125 stocks.

GSAM’s investment ideas are generated through internal research, as well as industry conferences, trade journals, and a select group of research analysts in whom the team has confidence. GSAM analyzes companies’ financial statements, and also gathers additional information by communicating with company management. GSAM’s research focuses on companies with certain characteristics, including strong business franchises, favorable long-term prospects, and excellent management. GSAM’s investment professionals utilize discounted cash flow models, private market value analysis, and earnings/multiple matrices to determine a company’s total worth. In managing its allocated portion of the Fund’s portfolio, GSAM maintains a long-term investment horizon, and therefore, generally does not consider short-term indicators, such as price momentum, sector rotation, and earnings surprises.

GSAM generally will reduce a position or eliminate a position from the portfolio if the company’s long-term fundamentals deteriorate, the portfolio managers reassess the company’s fundamentals, the portfolio managers determine that the price of the stock exceeds the value of the business, an individual holding exceeds its maximum weighting in the portfolio, or the company is acquired or becomes the subject of a leveraged buyout.

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MGI FUNDS™

SUPPLEMENT TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2007, AS SUPPLEMENTED ON
JANUARY 31, 2008, APRIL 1, 2008, AND JUNE 30, 2008

The date of this Supplement is July 1, 2008.

The following changes are made in the Statement of Additional Information (the “SAI”) of MGI Funds (the “Trust”):

     1. In the section of the SAI entitled “Subadvisors and Portfolio Managers,” the information relating to Mazama Capital Management, Inc. (“Mazama”), located on page 36 of the SAI, is deleted, and replaced with the following:

Goldman Sachs Asset Management, L.P. (“GSAM”), 32 Old Slip, 32nd Floor, New York, New York 10005, serves as a subadvisor to the MGI US Small/Mid Cap Growth Equity Fund. GSAM is an affiliate of Goldman, Sachs & Co. and is registered as an investment adviser under the Advisers Act.

     2. The proxy voting policies and procedures of Mazama on pages B-67 to B-70 of the SAI are deleted and replaced with the following:

PROXY VOTING

     GSAM has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which GSAM has proxy voting discretion. Under the Policy, GSAM’s guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

     The principles and positions reflected in the Policy are designed to guide GSAM in voting proxies, and not necessarily in making investment decisions. Senior management of GSAM will periodically review the Policy to ensure that it continues to be consistent with GSAM’s guiding principles.

Public Equity Investments

     To implement these guiding principles for investments in publicly-traded equities, GSAM follows proxy voting guidelines (the “Guidelines”) developed by Institutional Shareholder Services (“ISS”), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes.

     The Guidelines a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

     ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is GSAM’s policy generally to follow the Guidelines and recommendations from ISS, GSAM’s portfolio management teams (“Portfolio Management Teams”) retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

     In addition to assisting GSAM in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by GSAM to determine whether they are consistent with GSAM’s guiding principles. ISS also assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services.

     GSAM is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS.

     GSAM has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include GSAM’s use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS’s recommendations, and the establishment of information barriers between GSAM and other businesses within The Goldman Sachs Group, Inc.

Fixed Income and Private Investments

     Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made based on their assessment of the particular transactions or other matters at issue.

     3. In Appendix C, entitled “Additional Information About the Funds’ Portfolio Managers,” the description relating to Mazama on page C-7 is deleted and replaced with the following:

Goldman Sachs Asset Management, L.P. (“GSAM”)

Messrs. Steven M. Barry, Gregory H. Ekizian, CFA, and David G. Stell, CFA, are primarily responsible for the day-to-day management of GSAM’s allocated portion of the Fund’s portfolio. Compensation packages for portfolio managers that are members of GSAM’s growth investment team (the “Growth Team”) are comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team’s pre-tax performance for its clients and the Growth Team’s total revenues for the past year, which, in part, is derived from advisory fees and, for certain accounts, performance-based fees. The Growth Team measures its performance on a market cycle basis, which is typically measured over a three- to seven-year

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period, rather than being focused on short-term gains in the Growth Team’s strategies or short-term contributions from a portfolio manager in any given year. The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the Growth Team performed consistently with its objectives and client commitments; (2) whether the Growth Team’s performance exceeded performance benchmarks over a market cycle; (3) the consistency of the Growth Team’s performance across accounts with similar profiles; and (4) the Growth Team’s communication with other portfolio managers within the research process. Benchmarks for measuring performance can either be broad-based or narrow-based indices, which will vary, based on client expectations.

The Growth Team also considers each portfolio manager’s individual performance, his or her contribution to the overall performance of the strategy over the long term, and his or her ability to work as a member of the team. The Growth Team’s compensation may also be influenced by the performance of GSAM, the profitability of Goldman, Sachs & Co., and anticipated compensation levels among competitor firms.

As of March 31, 2008, in addition to the Fund, Messrs. Barry, Ekizian, and Shell managed:

Other Accounts	Total Accounts		Accounts with
			Performance Fees
	Number	Assets	Number	Assets
		(in millions)		(in millions)

Registered Investment Companies	18	$8,225.7	0	$0
Other Pooled Investment Vehicles	3	$15.9	0	$0
Other Accounts	340	$15,818.9	11	$2,155.8

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